                                                                     EXHIBIT 4.2

                                 FACE OF NOTE

          UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN DEFINITIVE FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY, OR BY ANY SUCH NOMINEE OF THE DEPOSITORY, OR BY THE DEPOSITORY OR NOMINEE OF SUCH SUCCESSOR DEPOSITORY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITORY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITORY. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

          TRANSFERS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF CEDE & CO. OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN
ARTICLE 2 OF THE INDENTURE.

          THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING THIS NOTE, AGREES FOR THE BENEFIT OF THE ISSUER AND THE INITIAL PURCHASERS OF THIS NOTE THAT THIS NOTE MAY NOT BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED (X) PRIOR TO THE SECOND ANNIVERSARY OF THE ISSUANCE HEREOF (OR ANY PREDECESSOR SECURITY HERETO) OR (Y) BY ANY HOLDER THAT WAS AN AFFILIATE OF THE ISSUER AT ANY TIME DURING THE THREE MONTHS PRECEDING THE DATE OF SUCH TRANSFER, IN EITHER CASE, OTHER THAN (1) TO THE ISSUER, (2) SO LONG AS THIS NOTE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A PURCHASING FOR ITS OWN

ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS NOTE), (3) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT, AND, IF SUCH TRANSFER IS BEING EFFECTED BY CERTAIN TRANSFERORS SPECIFIED IN THE INDENTURE PRIOR TO THE EXPIRATION OF THE "40 DAY RESTRICTED PERIOD" (WITHIN THE MEANING OF RULE 903(c)(3) OF REGULATION S UNDER THE SECURITIES ACT), A CERTIFICATE WHICH MAY BE OBTAINED FROM THE ISSUER OR THE TRUSTEE IS DELIVERED BY THE TRANSFEREE TO THE ISSUER AND THE TRUSTEE, (4) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER
THE SECURITIES ACT PROVIDED BY RULE 144 (IF APPLICABLE) UNDER THE SECURITIES ACT, OR (5) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE HOLDER HEREOF, BY PURCHASING THIS NOTE, REPRESENTS AND AGREES FOR THE BENEFIT OF THE ISSUER AND THE INITIAL PURCHASERS THAT IT IS (1) A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A OR (2) A NON-U.S. PERSON OUTSIDE THE UNITED STATES WITHIN THE MEANING OF (OR AN ACCOUNT SATISFYING THE REQUIREMENTS OF PARAGRAPH (o)(2) OF RULE 902 UNDER) REGULATION S UNDER THE SECURITIES ACT. ANY TRANSFEREE OF THIS NOTE SHALL BE DEEMED TO HAVE REPRESENTED EITHER (X) THAT IT IS NOT USING THE ASSETS OF AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT ("ERISA") OR THE INTERNAL REVENUE CODE (THE "CODE") TO PURCHASE THIS NOTE OR (Y) THAT ITS PURCHASE AND CONTINUED HOLDING OF THE NOTE WILL BE COVERED BY A U.S. DEPARTMENT OF LABOR CLASS EXEMPTION (WITH RESPECT TO PROHIBITED TRANSACTIONS UNDER SECTION 406(a) OF ERISA).

                                                               CUSIP: C2506E AA9


Number: A-2

                          PIERCE LEAHY COMMAND COMPANY

                          8-1/8% SENIOR NOTE DUE 2008

          Pierce Leahy Command Company, a Nova Scotia unlimited liability company (the "Issuer", which term includes any successor corporation), for value received promises to pay to Cede & Co. or registered assigns the principal sum of ZERO DOLLARS (US $0), on May 15, 2008.

     Interest Payment Dates:  May 15 and November 15, commencing November 15,
1998

     Record Dates:  May 1 and November 1

          Reference is made to the further provisions of this Note contained herein, which will for all purposes have the same effect as if set forth at this place.

          IN WITNESS WHEREOF, the Issuer has caused this Note to be signed manually or by facsimile by its duly authorized officers.

                         PIERCE LEAHY COMMAND COMPANY


                         By: /s/ Joseph Linaugh
                            ------------------------

                         By: /s/ Lisa Goldschmidt
                            ------------------------

                         [SEAL]



CERTIFICATE OF AUTHENTICATION:

This is one of the
8-1/8% Senior Notes due 2008
referred to in the within
mentioned Indenture

Dated: April 7, 1998

The Bank of New York,
as Trustee


By: /s/ Lucille Firnncieli
   -----------------------
     Authorized Signatory

                                                                  (REVERSE SIDE)


                          PIERCE LEAHY COMMAND COMPANY

                          8-1/8% SENIOR NOTE DUE 2008

I.   INTEREST.

          Pierce Leahy Command Company, a Nova Scotia unlimited liability company (the "Issuer"), promises to pay interest on the principal amount of this Note semiannually on May 15 and November 15 of each year (each an "Interest Payment Date"), commencing on November 15, 1998, at the rate of 8-1/8% per annum. Interest will be computed on the basis of a 360-day year of twelve 30-day months. Interest on the Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the date of the original issuance of the Notes.

          The Issuer shall pay interest on overdue principal, and on overdue premium, if any, and overdue interest, to the extent lawful, at the rate equal to 1% per annum in excess of the rate borne by the Notes. Interest on the Notes is subject to increase as provided herein in Paragraph VIII.

II.  METHOD OF PAYMENT.

          The Issuer will pay interest on this Note provided for in Paragraph I above (except defaulted interest) to the person who is the registered Holder of this Note at the close of business on May 1 or November 1 preceding the Interest Payment Date (whether or not such day is a Business Day). The Holder must surrender this Note to a Paying Agent to collect principal payments. The Issuer will pay principal, premium, if any, and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts; provided, however, that the Issuer may pay principal, premium, if any,
       --------  -------
and interest by check payable in such money. It may mail an interest check to the Holder's registered address.

III. PAYING AGENT AND REGISTRAR.

          Initially, The Bank of New York, a New York banking corporation (the "Trustee"), will act as Paying Agent and Registrar. The Issuer may change any Paying Agent or Registrar without notice to the Holders of the Notes. Neither the Issuer, Pierce Leahy Corp., a Pennsylvania corporation ("Pierce Leahy"), nor any of their Subsidiaries or Affiliates may act as Paying Agent but may act as registrar or co-registrar.

IV.  INDENTURE; RESTRICTIVE COVENANTS.

          The Issuer issued this Note under an Indenture dated as of April 7, 1998 (the "Indenture") by and among the Issuer, Pierce Leahy and the Trustee. The terms of this Note include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S. Code
(S)(S) 77aaa-77bbbb) as in effect on the date of the Indenture. This Note is subject to all such terms, and the Holder of this Note is referred to the Indenture and said Trust Indenture Act for a statement of them. All capitalized terms in this Note, unless otherwise defined, have the meanings assigned to them by the Indenture.

          The Notes are general unsecured obligations of the Issuer limited to $135,000,000 aggregate principal amount. The Indenture imposes certain restrictions on, among other things, the incurrence of indebtedness, the incurrence of liens and the issuance of preferred stock by the Issuer, Pierce Leahy and their subsidiaries, mergers and sale of assets, the payments of dividends on, or the repurchase of, capital stock of the Issuer, Pierce Leahy and their subsidiaries, certain other restricted payments by the Issuer, Pierce Leahy and their subsidiaries, certain transactions with, and investments in, their affiliates, certain sale and lease-back transactions and a provision regarding change-of-control of Pierce Leahy transactions. The restrictions are subject to a number of important qualifications and exceptions.

V.   OPTIONAL REDEMPTION.

          The Issuer, at its option, may redeem the Notes, in whole or in part, at any time on or after May 15, 2003 at the redemption prices set forth in
Section 3.7 of the Indenture, together, in each case, with accrued and unpaid interest to the redemption date.

          In addition, the Issuer, at its option, may redeem Notes out of the Net Proceeds of one or more Public Equity Offerings at the redemption price, in the amount and under the terms set forth in the Indenture.

          In addition, the Issuer, at its option, may redeem the Notes as a whole, but not in part, in the event the Issuer has become or would become obligated to pay any Additional Amounts under the terms set forth in the Indenture.

VI.  NOTICE OF REDEMPTION.

          Notice of redemption will be mailed via first class mail at least 30 days but not more than 60 days prior to the redemption date to each Holder of Notes to be redeemed at its registered address as it shall appear on the register of the Notes maintained by the Registrar. On and after any Redemption Date, interest will cease to accrue on the Notes or portions thereof called for redemption unless the Issuer shall fail to redeem any such Note or portion thereof.

VII. OFFERS TO PURCHASE.

          The Indenture requires that certain proceeds from Asset Sales be used, subject to further limitations contained therein, to make an offer to purchase certain amounts of Notes in accordance with the procedures set forth in the Indenture. The Issuer is also required to make an offer to purchase Notes upon occurrence of a Change of Control of Pierce Leahy in accordance with procedures set forth in the Indenture.

VIII.  THE REGISTRATION AGREEMENT.

          The Holder of this Note is entitled to the benefits of a Registration Agreement, dated as of April 2, 1998 among the Issuer, Pierce Leahy and Salomon Brothers Inc (as such may be amended from time to time, the "Registration Agreement"). Capitalized terms used in this subsection but not defined herein have the meanings assigned to them in the Registration Agreement.

          In the event that (i) neither the Exchange Offer Registration Statement nor the Shelf Registration Statement has been filed with the Commission within 90 days after the Issue Date, (ii) within 180 days after the Issue Date, neither the Exchange Offer Registration Statement nor the Shelf Registration Statement has been declared effective, (iii) within 210 days of the Issue Date, neither the Registered Exchange Offer has been consummated with respect to all Notes validly tendered in accordance with the terms of the Registered Exchange Offer nor the Shelf Registration Statement has been declared effective, or (iv) after either the Exchange Offer Registration Statement or the Shelf Registration Statement has been declared effective, such Registration Statement thereafter ceases to be effective or usable in connection with resales of the Notes or the Exchange Notes at any time that the Issuer is obligated to maintain the effectiveness thereof pursuant to the Registration Agreement
(each such event referred to in clauses (i) through (iv) above being referred to herein as a "Registration Default"), the sole remedy available to holders of Registrable Securities is that interest ("Special Interest") will accrue on such Notes and Exchange Notes during the time that they constitute Registrable Securities (in addition to the interest described above) from and including the date on which any Registration Default shall occur to but excluding the date on which all such Registration Defaults have been cured or with respect to any Note or Exchange Note, it ceases to be a Registrable Security. Special Interest shall accrue at a rate of 0.25% per annum during the 90-day period immediately following the occurrence of any Registration Default and shall increase by 0.25% per annum at the end of each subsequent 90-day period, but in no event shall such

Special Interest exceed 1.00% per annum in the aggregate above the interest rate stated on the face of the Notes regardless of the number or duration of Registrable Defaults.

          There shall not be deemed to exist a Registration Default (a) with respect to any delay in meeting the time periods set forth in clauses (i) -
(iii) above or keeping a Registration Statement continuously effective under clause (iv) above during any period when the reason for such delay or lack of continuous effectiveness is that a holder of Registrable Securities has failed to provide the Issuer the information required to be provided to the Issuer by such holder in the Registration Agreement following a request by the Issuer to each such holder of Registrable Securities for such required information or
(b) with respect to clause (iv) above, during any period the Issuer has not kept the Registration Statement continuously effective because it has determined in good faith and for valid business reasons (not including avoidance of the Issuer's obligations under the Registration Agreement), including without limitation the acquisition or divestiture of assets, to take action which would cause the continuous effectiveness of such Registration Statement not to be maintained, provided the Issuer promptly thereafter complies with the requirements of Section 4(k) of the Registration Agreement, if applicable.

IX.  DENOMINATIONS, TRANSFER, EXCHANGE.

          The Notes are in registered form without coupons in denominations of $1,000 and integral multiples thereof. A Holder may register the transfer or exchange of Notes in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not register the transfer of or exchange any Note selected for redemption for a period of 15 days before the day of mailing of the notice of redemption of any such Notes to be redeemed or any Note after it is called for redemption in whole or in part, except the unredeemed portion of any Note being redeemed in part.

X.   PERSONS DEEMED OWNERS.

          The registered Holder of this Note may be treated as the owner of it for all purposes.

XI.  UNCLAIMED MONEY.

          If money for the payment of principal, premium or interest on any Note remains unclaimed for two years, the Trustee or Paying Agent will pay the money back to the Issuer at its request. After that, Holders entitled to money must look only to the Issuer for payment as general creditors unless an "abandoned property" law designates another person.

XII. AMENDMENT, SUPPLEMENT AND WAIVER.

          Subject to certain exceptions, the Indenture or the Notes may be modified, amended or supplemented by the Issuer, Pierce Leahy, any other Guarantors, and the Trustee with the consent of the Holders of at least a majority in principal amount of the Notes then outstanding and any existing default or compliance with any provision may be waived in a particular instance with the consent of the Holders of a majority in principal amount of the Notes then outstanding. Without the consent of Holders, the Issuer, Pierce Leahy, any other Guarantors and the Trustee may amend the Indenture or the Notes or supplement the Indenture for certain specified purposes including providing for uncertificated Notes in addition to certificated Notes, and curing any ambiguity, defect or inconsistency, or making any other change that does not materially and adversely affect the rights of any Holder.

XIII.  SUCCESSOR ENTITY.

          When a successor corporation assumes all the obligations of its predecessor under the Notes and the Indenture and immediately before and thereafter no Default exists and certain other conditions are satisfied, the predecessor corporation will be released from those obligations.

XIV. DEFAULTS AND REMEDIES.

          Events of Default are set forth in the Indenture. If an Event of Default (other than an Event of Default pursuant to Section 6.1(6) or (7) of the Indenture with respect to the Issuer or Pierce Leahy) occurs and is continuing, the Trustee by notice to Pierce Leahy or the Issuer, or the Holders of not less than 25% in aggregate principal amount of the Notes then outstanding by written notice to the Issuer, Pierce Leahy and the Trustee, may declare to be immediately due and payable the entire principal amount of all the Notes then outstanding plus accrued but unpaid interest to the date of acceleration and
(i) such amounts shall become immediately due and payable or (ii) if there are any amounts outstanding under or in respect of the Credit Facility, such amounts shall become due and payable upon the first to occur of an acceleration of amounts outstanding under or in respect of the Credit Facility or five Business Days after receipt by the Issuer or Pierce Leahy and the Representative of notice of the acceleration of the Notes; provided, however, that after such
                                         --------  -------
acceleration but before judgment or decree based on such acceleration is obtained by the Trustee, the Holders of a majority in aggregate principal amount of the outstanding Notes may rescind and annul such acceleration and its consequences if all existing Events of Default, other than the nonpayment of principal, premium or interest that has become due solely because of the acceleration, have been cured or waived and if the rescission would not conflict with any judgment or decree. No such rescission shall affect any subsequent Default or impair any right consequent thereto. In case an Event of Default specified in Section 6.1(6) or (7) of the Indenture with respect to the Issuer or Pierce Leahy occurs, such principal amount, together with premium, if any, and interest with respect to all of the Notes, shall be due and payable immediately without any declaration or other act on the part of the Trustee or the Holders of the Notes. The Trustee may withhold from Holders notice of any continuing default (except a default in payment of principal, premium, if any, or interest) if it determines that withholding notice is in their interests.

XV.  TRUSTEE DEALINGS WITH THE ISSUER.

          The Trustee under the Indenture, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Issuer, any Guarantor or their Affiliates, and may otherwise deal with the Issuer, any Guarantor or their Affiliates, as if it were not Trustee.

XVI. NO RECOURSE AGAINST OTHERS.

          As more fully described in the Indenture, a director, officer, employee, partner, affiliate, beneficiary or shareholder, as such, of the Issuer, Pierce Leahy or any other Guarantor shall not have any liability for any obligations of the Issuer or any Guarantor under the Notes or the Indenture or for any claim based on, in respect or by reason of, such obligations or their creation. The Holder of this Note by accepting this Note waives and releases all such liability. The waiver and release are part of the consideration or the issuance of this Note.

XVII. GUARANTEES.

          This Note will be entitled to the benefits of certain Guarantees, if any, made for the benefit of the Holders. Reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and obligations thereunder of the Domestic Guarantors and the Canadian Guarantors, the Trustee and the Holders.

XVIII. DEFEASANCE AND COVENANT DEFEASANCE.

          The Indenture contains provisions for defeasance of the entire indebtedness on this Note and for defeasance of certain covenants in the Indenture upon compliance by the Issuer with certain conditions set forth in the Indenture.

XIX. ABBREVIATIONS.

          Customary abbreviations may be used in the name of a Holder of a Note or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors
Act).

XX.  CUSIP NUMBERS.

          Pursuant to a recommendation promulgated by the Committee on Uniform
Note Identification Procedures, the Issuer has caused CUSIP numbers to be printed on the Notes and has directed the Trustee to use CUSIP numbers in notices of redemption as a convenience to Holders of the Notes. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

XXI. GOVERNING LAW.

          THE INDENTURE AND THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. EACH OF THE PARTIES HERETO AND EACH GUARANTOR, IF ANY, AGREE TO SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THE INDENTURE OR THIS NOTE.

          THE ISSUER WILL FURNISH TO ANY HOLDER OF THIS NOTE UPON WRITTEN REQUEST AND WITHOUT CHARGE A COPY OF THE INDENTURE. REQUESTS MAY BE MADE TO:
PIERCE LEAHY COMMAND COMPANY, c/o PIERCE LEAHY CORP., 631 PARK AVENUE, KING OF PRUSSIA, PENNSYLVANIA 19406, ATTENTION: CHIEF FINANCIAL OFFICER.

XXII.  AUTHENTICATION.

          This Note shall not be valid until the Trustee manually signs the Certificate of Authentication on the other side of this Note.

                                ASSIGNMENT FORM

          To assign this Note, fill in the form below:

          I or we assign and transfer this Note to

--------------------------------------------------------------------------------
             (Print or type assignee's name, address and zip code)

--------------------------------------------------------------------------------
                 (Insert assignee's soc. sec. or tax I.D. No.)

and irrevocably appoint _______________ agent to transfer this Note on the books of the Issuer. The agent may substitute another to act for him.

Date:_____________________

Your Signature:_________________________

Sign exactly as your name appears on the other side of this Note.


Signature Guarantee:_____________________________
                    (Signature must be guaranteed)

          In connection with any transfer of this Note occurring prior to the date which is the earlier of (i) the date of the declaration by the Commission of the effectiveness of a registration statement under the Securities Act of 1933, as amended (the "Securities Act") covering resales of this Note (which effectiveness shall not have been suspended or terminated at the date of the transfer) and (ii) the second anniversary of the issuance of the Note (or any predecessor Note), the undersigned confirms that it has not utilized any general solicitation or general advertising in connection with the transfer:


                                  [Check one]
                                  -----------

(1)     [_]       to the Issuer, Pierce Leahy Corp. or a subsidiary thereof; or

(2)     [_]       pursuant to and in compliance with Rule 144A under the
                  Securities Act of 1933, as amended; or

(3)     [_]       outside the United States to a "foreign person"  in
                  compliance with Rule 904 of Regulation S under the Securities
                  Act of 1933, as amended; or

(4)     [_]       pursuant to the exemption from registration provided by Rule
                  144 under the Securities Act of 1933, as amended; or

(5)     [_]       pursuant to an effective registration statement under the
                  Securities Act of 1933, as amended; or

(6)     [_]       pursuant to another available exemption from the registration requirements of the Securities Act of 1933, as amended.

and unless the box below is checked, the undersigned confirms that such Note is not being transferred to an "affiliate" of the Issuer as defined in Rule 144 under the Securities Act of 1933, as amended (an "Affiliate"):

        [_]       The transferee is an Affiliate of the Issuer.

          Unless one of the items is checked, the Trustee will refuse to register any of the Notes evidenced by this certificate in the name of any person other than the registered Holder thereof; provided, however, that if item
                                                 --------  -------
(3), (4), or (6) is checked, the Issuer or the Trustee may require, prior to registering any such transfer of the Notes, in their sole discretion, such written legal opinions, certifications (including an investment letter in the case of box (3)) and other information as the Trustee or the Issuer has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended.

     If none of the foregoing items are checked, the Trustee or Registrar shall not be obligated to register this Note in the name of any person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Article 2 of the Indenture shall have been satisfied.

Dated:______________________


Signed:_____________________

(Sign exactly as name appears on the other side of this Note)


Signature Guarantee:______________________

               TO BE COMPLETED BY PURCHASER IF (2) ABOVE IS CHECKED


          The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Issuer as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:________________   _________________________________________________
                         NOTICE: To be executed by an executive officer

                       OPTION OF HOLDER TO ELECT PURCHASE

          If you want to elect to have all or any part of this Note purchased by the Issuer pursuant to Section 4.10 or Section 4.19 of the Indenture, check the appropriate box:

     [_]    Section 4.10        [_]     Section 4.19

          If you want to have only part of the Note purchased by the Issuer pursuant to Section 4.10 or Section 4.19 of the Indenture, state the amount you elect to have purchased:


$___________________
(multiple of $1,000)

Date:_______________


               Your Signature:________________________________________________
                              (Sign exactly as your name appears on the face of this Note)



--------------------
Signature Guaranteed

                                 FACE OF NOTE

          UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN DEFINITIVE FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY, OR BY ANY SUCH NOMINEE OF THE DEPOSITORY, OR BY THE DEPOSITORY OR NOMINEE OF SUCH SUCCESSOR DEPOSITORY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITORY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITORY. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

          TRANSFERS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF CEDE & CO. OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN
ARTICLE 2 OF THE INDENTURE.

          THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING THIS NOTE, AGREES FOR THE BENEFIT OF THE ISSUER AND THE INITIAL PURCHASERS OF THIS NOTE THAT THIS NOTE MAY NOT BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED (X) PRIOR TO THE SECOND ANNIVERSARY OF THE ISSUANCE HEREOF (OR ANY PREDECESSOR SECURITY HERETO) OR (Y) BY ANY HOLDER THAT WAS AN AFFILIATE OF THE ISSUER AT ANY TIME DURING THE THREE MONTHS PRECEDING THE DATE OF SUCH TRANSFER, IN EITHER CASE, OTHER THAN (1) TO THE ISSUER, (2) SO LONG AS THIS NOTE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A PURCHASING FOR ITS OWN

ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS NOTE), (3) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT, AND, IF SUCH TRANSFER IS BEING EFFECTED BY CERTAIN TRANSFERORS SPECIFIED IN THE INDENTURE PRIOR TO THE EXPIRATION OF THE "40 DAY RESTRICTED PERIOD" (WITHIN THE MEANING OF RULE 903(c)(3) OF REGULATION S UNDER THE SECURITIES ACT), A CERTIFICATE WHICH MAY BE OBTAINED FROM THE ISSUER OR THE TRUSTEE IS DELIVERED BY THE TRANSFEREE TO THE ISSUER AND THE TRUSTEE, (4) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 (IF APPLICABLE) UNDER THE SECURITIES ACT, OR
(5) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE HOLDER HEREOF, BY PURCHASING THIS NOTE, REPRESENTS AND AGREES FOR THE BENEFIT OF THE ISSUER AND THE INITIAL PURCHASERS THAT IT IS (1) A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A OR (2) A NON-U.S. PERSON OUTSIDE THE UNITED STATES WITHIN THE MEANING OF (OR AN ACCOUNT SATISFYING THE REQUIREMENTS OF PARAGRAPH (o)(2) OF RULE 902 UNDER) REGULATION S UNDER THE SECURITIES ACT. ANY TRANSFEREE OF THIS NOTE SHALL BE DEEMED TO HAVE REPRESENTED EITHER (X) THAT IT IS NOT USING THE ASSETS OF AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT ("ERISA") OR THE INTERNAL REVENUE CODE (THE "CODE") TO PURCHASE THIS NOTE OR (Y) THAT ITS PURCHASE AND CONTINUED HOLDING OF THE NOTE WILL BE COVERED BY A U.S. DEPARTMENT OF LABOR CLASS EXEMPTION (WITH RESPECT TO PROHIBITED TRANSACTIONS UNDER SECTION 406(a) OF ERISA).

                                                                CUSIP:720721 AA7


Number: A-1

                          PIERCE LEAHY COMMAND COMPANY

                          8-1/8% SENIOR NOTE DUE 2008

          Pierce Leahy Command Company, a Nova Scotia unlimited liability company (the "Issuer", which term includes any successor corporation), for value received promises to pay to Cede & Co. or registered assigns the principal sum of ONE HUNDRED THIRTY FIVE MILLION DOLLARS (US $135,000,000), on May 15, 2008.

     Interest Payment Dates:  May 15 and November 15, commencing November 15,
1998

     Record Dates:  May 1 and November 1

          Reference is made to the further provisions of this Note contained herein, which will for all purposes have the same effect as if set forth at this place.

          IN WITNESS WHEREOF, the Issuer has caused this Note to be signed manually or by facsimile by its duly authorized officers.

                         PIERCE LEAHY COMMAND COMPANY


                         By: /s/ Joseph Linaugh
                            ------------------------


                         By: /s/ Lisa Goldschmidt
                            -------------------------


                         [SEAL]



CERTIFICATE OF AUTHENTICATION:

This is one of the
8-1/8% Senior Notes due 2008
referred to in the within
mentioned Indenture

Dated: April 7, 1998

The Bank of New York,
as Trustee


By: /s/ Lucille Firnncieli
   -------------------------
     Authorized Signatory

                                                                  (REVERSE SIDE)


                          PIERCE LEAHY COMMAND COMPANY

                          8-1/8% SENIOR NOTE DUE 2008

I.   INTEREST.

          Pierce Leahy Command Company, a Nova Scotia unlimited liability company (the "Issuer"), promises to pay interest on the principal amount of this Note semiannually on May 15 and November 15 of each year (each an "Interest Payment Date"), commencing on November 15, 1998, at the rate of 8-1/8% per annum. Interest will be computed on the basis of a 360-day year of twelve 30-day months. Interest on the Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the date of the original issuance of the Notes.

          The Issuer shall pay interest on overdue principal, and on overdue premium, if any, and overdue interest, to the extent lawful, at the rate equal to 1% per annum in excess of the rate borne by the Notes. Interest on the Notes is subject to increase as provided herein in Paragraph VIII.

II.  METHOD OF PAYMENT.

          The Issuer will pay interest on this Note provided for in Paragraph I above (except defaulted interest) to the person who is the registered Holder of this Note at the close of business on May 1 or November 1 preceding the Interest Payment Date (whether or not such day is a Business Day). The Holder must surrender this Note to a Paying Agent to collect principal payments. The Issuer will pay principal, premium, if any, and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts; provided, however, that the Issuer may pay principal, premium, if any,
       --------  -------
and interest by check payable in such money. It may mail an interest check to the Holder's registered address.

III. PAYING AGENT AND REGISTRAR.

          Initially, The Bank of New York, a New York banking corporation (the "Trustee"), will act as Paying Agent and Registrar. The Issuer may change any Paying Agent or Registrar without notice to the Holders of the Notes. Neither the Issuer, Pierce Leahy Corp., a Pennsylvania corporation ("Pierce Leahy"), nor any of their Subsidiaries or Affiliates may act as Paying Agent but may act as registrar or co-registrar.

IV.  INDENTURE; RESTRICTIVE COVENANTS.

          The Issuer issued this Note under an Indenture dated as of April 7, 1998 (the "Indenture") by and among the Issuer, Pierce Leahy and the Trustee. The terms of this Note include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S. Code
(S)(S) 77aaa-77bbbb) as in effect on the date of the Indenture. This Note is subject to all such terms, and the Holder of this Note is referred to the Indenture and said Trust Indenture Act for a statement of them. All capitalized terms in this Note, unless otherwise defined, have the meanings assigned to them by the Indenture.

          The Notes are general unsecured obligations of the Issuer limited to $135,000,000 aggregate principal amount. The Indenture imposes certain restrictions on, among other things, the incurrence of indebtedness, the incurrence of liens and the issuance of preferred stock by the Issuer, Pierce Leahy and their subsidiaries, mergers and sale of assets, the payments of dividends on, or the repurchase of, capital stock of the Issuer, Pierce Leahy and their subsidiaries, certain other restricted payments by the Issuer, Pierce Leahy and their subsidiaries, certain transactions with, and investments in, their affiliates, certain sale and lease-back transactions and a provision regarding change-of-control of Pierce Leahy transactions. The restrictions are subject to a number of important qualifications and exceptions.

V.   OPTIONAL REDEMPTION.

          The Issuer, at its option, may redeem the Notes, in whole or in part, at any time on or after May 15, 2003 at the redemption prices set forth in
Section 3.7 of the Indenture, together, in each case, with accrued and unpaid interest to the redemption date.

          In addition, the Issuer, at its option, may redeem Notes out of the Net Proceeds of one or more Public Equity Offerings at the redemption price, in the amount and under the terms set forth in the Indenture.

          In addition, the Issuer, at its option, may redeem the Notes as a whole, but not in part, in the event the Issuer has become or would become obligated to pay any Additional Amounts under the terms set forth in the Indenture.

VI.  NOTICE OF REDEMPTION.

          Notice of redemption will be mailed via first class mail at least 30 days but not more than 60 days prior to the redemption date to each Holder of Notes to be redeemed at its registered address as it shall appear on the register of the Notes maintained by the Registrar. On and after any Redemption Date, interest will cease to accrue on the Notes or portions thereof called for redemption unless the Issuer shall fail to redeem any such Note or portion thereof.

VII. OFFERS TO PURCHASE.

          The Indenture requires that certain proceeds from Asset Sales be used, subject to further limitations contained therein, to make an offer to purchase certain amounts of Notes in accordance with the procedures set forth in the Indenture. The Issuer is also required to make an offer to purchase Notes upon occurrence of a Change of Control of Pierce Leahy in accordance with procedures set forth in the Indenture.

VIII.  THE REGISTRATION AGREEMENT.

          The Holder of this Note is entitled to the benefits of a Registration Agreement, dated as of April 2, 1998 among the Issuer, Pierce Leahy and Salomon Brothers Inc (as such may be amended from time to time, the "Registration Agreement"). Capitalized terms used in this subsection but not defined herein have the meanings assigned to them in the Registration Agreement.

          In the event that (i) neither the Exchange Offer Registration Statement nor the Shelf Registration Statement has been filed with the Commission within 90 days after the Issue Date, (ii) within 180 days after the Issue Date, neither the Exchange Offer Registration Statement nor the Shelf Registration Statement has been declared effective, (iii) within 210 days of the Issue Date, neither the Registered Exchange Offer has been consummated with respect to all Notes validly tendered in accordance with the terms of the Registered Exchange Offer nor the Shelf Registration Statement has been declared effective, or (iv) after either the Exchange Offer Registration Statement or the Shelf Registration Statement has been declared effective, such Registration Statement thereafter ceases to be effective or usable in connection with resales of the Notes or the Exchange Notes at any time that the Issuer is obligated to maintain the effectiveness thereof pursuant to the Registration Agreement
(each such event referred to in clauses (i) through (iv) above being referred to herein as a "Registration Default"), the sole remedy available to holders of Registrable Securities is that interest ("Special Interest") will accrue on such Notes and Exchange Notes during the time that they constitute Registrable Securities (in addition to the interest described above) from and including the date on which any Registration Default shall occur to but excluding the date on which all such Registration Defaults have been cured or with respect to any Note or Exchange Note, it ceases to be a Registrable Security. Special Interest shall accrue at a rate of 0.25% per annum during the 90-day period immediately following the occurrence of any Registration Default and shall increase by 0.25% per annum at the end of each subsequent 90-day period, but in no event shall such

Special Interest exceed 1.00% per annum in the aggregate above the interest rate stated on the face of the Notes regardless of the number or duration of Registrable Defaults.

          There shall not be deemed to exist a Registration Default (a) with respect to any delay in meeting the time periods set forth in clauses (i) -
(iii) above or keeping a Registration Statement continuously effective under clause (iv) above during any period when the reason for such delay or lack of continuous effectiveness is that a holder of Registrable Securities has failed to provide the Issuer the information required to be provided to the Issuer by such holder in the Registration Agreement following a request by the Issuer to each such holder of Registrable Securities for such required information or
(b) with respect to clause (iv) above, during any period the Issuer has not kept the Registration Statement continuously effective because it has determined in good faith and for valid business reasons (not including avoidance of the Issuer's obligations under the Registration Agreement), including without limitation the acquisition or divestiture of assets, to take action which would cause the continuous effectiveness of such Registration Statement not to be maintained, provided the Issuer promptly thereafter complies with the requirements of Section 4(k) of the Registration Agreement, if applicable.

IX.  DENOMINATIONS, TRANSFER, EXCHANGE.

          The Notes are in registered form without coupons in denominations of $1,000 and integral multiples thereof. A Holder may register the transfer or exchange of Notes in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not register the transfer of or exchange any Note selected for redemption for a period of 15 days before the day of mailing of the notice of redemption of any such Notes to be redeemed or any Note after it is called for redemption in whole or in part, except the unredeemed portion of any Note being redeemed in part.

X.   PERSONS DEEMED OWNERS.

          The registered Holder of this Note may be treated as the owner of it for all purposes.

XI.  UNCLAIMED MONEY.

          If money for the payment of principal, premium or interest on any Note remains unclaimed for two years, the Trustee or Paying Agent will pay the money back to the Issuer at its request. After that, Holders entitled to money must look only to the Issuer for payment as general creditors unless an "abandoned property" law designates another person.

XII. AMENDMENT, SUPPLEMENT AND WAIVER.

          Subject to certain exceptions, the Indenture or the Notes may be modified, amended or supplemented by the Issuer, Pierce Leahy, any other Guarantors, and the Trustee with the consent of the Holders of at least a majority in principal amount of the Notes then outstanding and any existing default or compliance with any provision may be waived in a particular instance with the consent of the Holders of a majority in principal amount of the Notes then outstanding. Without the consent of Holders, the Issuer, Pierce Leahy, any other Guarantors and the Trustee may amend the Indenture or the Notes or supplement the Indenture for certain specified purposes including providing for uncertificated Notes in addition to certificated Notes, and curing any ambiguity, defect or inconsistency, or making any other change that does not materially and adversely affect the rights of any Holder.

XIII.  SUCCESSOR ENTITY.

          When a successor corporation assumes all the obligations of its predecessor under the Notes and the Indenture and immediately before and thereafter no Default exists and certain other conditions are satisfied, the predecessor corporation will be released from those obligations.

XIV. DEFAULTS AND REMEDIES.

          Events of Default are set forth in the Indenture. If an Event of Default (other than an Event of Default pursuant to Section 6.1(6) or (7) of the Indenture with respect to the Issuer or Pierce Leahy) occurs and is continuing, the Trustee by notice to Pierce Leahy or the Issuer, or the Holders of not less than 25% in aggregate principal amount of the Notes then outstanding by written notice to the Issuer, Pierce Leahy and the Trustee, may declare to be immediately due and payable the entire principal amount of all the Notes then outstanding plus accrued but unpaid interest to the date of acceleration and
(i) such amounts shall become immediately due and payable or (ii) if there are any amounts outstanding under or in respect of the Credit Facility, such amounts shall become due and payable upon the first to occur of an acceleration of amounts outstanding under or in respect of the Credit Facility or five Business Days after receipt by the Issuer or Pierce Leahy and the Representative of notice of the acceleration of the Notes; provided, however, that after such
                                         --------  -------
acceleration but before judgment or decree based on such acceleration is obtained by the Trustee, the Holders of a majority in aggregate principal amount of the outstanding Notes may rescind and annul such acceleration and its consequences if all existing Events of Default, other than the nonpayment of principal, premium or interest that has become due solely because of the acceleration, have been cured or waived and if the rescission would not conflict with any judgment or decree. No such rescission shall affect any subsequent Default or impair any right consequent thereto. In case an Event of Default specified in Section 6.1(6) or (7) of the Indenture with respect to the Issuer or Pierce Leahy occurs, such principal amount, together with premium, if any, and interest with respect to all of the Notes, shall be due and payable immediately without any declaration or other act on the part of the Trustee or the Holders of the Notes. The Trustee may withhold from Holders notice of any continuing default (except a default in payment of principal, premium, if any, or interest) if it determines that withholding notice is in their interests.

XV.  TRUSTEE DEALINGS WITH THE ISSUER.

          The Trustee under the Indenture, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Issuer, any Guarantor or their Affiliates, and may otherwise deal with the Issuer, any Guarantor or their Affiliates, as if it were not Trustee.

XVI. NO RECOURSE AGAINST OTHERS.

          As more fully described in the Indenture, a director, officer, employee, partner, affiliate, beneficiary or shareholder, as such, of the Issuer, Pierce Leahy or any other Guarantor shall not have any liability for any obligations of the Issuer or any Guarantor under the Notes or the Indenture or for any claim based on, in respect or by reason of, such obligations or their creation. The Holder of this Note by accepting this Note waives and releases all such liability. The waiver and release are part of the consideration or the issuance of this Note.

XVII. GUARANTEES.

          This Note will be entitled to the benefits of certain Guarantees, if any, made for the benefit of the Holders. Reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and obligations thereunder of the Domestic Guarantors and the Canadian Guarantors, the Trustee and the Holders.

XVIII. DEFEASANCE AND COVENANT DEFEASANCE.

          The Indenture contains provisions for defeasance of the entire indebtedness on this Note and for defeasance of certain covenants in the Indenture upon compliance by the Issuer with certain conditions set forth in the Indenture.

XIX. ABBREVIATIONS.

          Customary abbreviations may be used in the name of a Holder of a Note or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors
Act).

XX.  CUSIP NUMBERS.

          Pursuant to a recommendation promulgated by the Committee on Uniform
Note Identification Procedures, the Issuer has caused CUSIP numbers to be printed on the Notes and has directed the Trustee to use CUSIP numbers in notices of redemption as a convenience to Holders of the Notes. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

XXI. GOVERNING LAW.

          THE INDENTURE AND THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. EACH OF THE PARTIES HERETO AND EACH GUARANTOR, IF ANY, AGREE TO SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THE INDENTURE OR THIS NOTE.

          THE ISSUER WILL FURNISH TO ANY HOLDER OF THIS NOTE UPON WRITTEN REQUEST AND WITHOUT CHARGE A COPY OF THE INDENTURE. REQUESTS MAY BE MADE TO:
PIERCE LEAHY COMMAND COMPANY, c/o PIERCE LEAHY CORP., 631 PARK AVENUE, KING OF PRUSSIA, PENNSYLVANIA 19406, ATTENTION: CHIEF FINANCIAL OFFICER.

XXII.  AUTHENTICATION.

          This Note shall not be valid until the Trustee manually signs the Certificate of Authentication on the other side of this Note.

                                ASSIGNMENT FORM

          To assign this Note, fill in the form below:

          I or we assign and transfer this Note to

--------------------------------------------------------------------------------
             (Print or type assignee's name, address and zip code)

--------------------------------------------------------------------------------
                 (Insert assignee's soc. sec. or tax I.D. No.)

and irrevocably appoint _______________ agent to transfer this Note on the books of the Issuer. The agent may substitute another to act for him.

Date:_____________________

Your Signature:_________________________

Sign exactly as your name appears on the other side of this Note.


Signature Guarantee:_____________________________
                    (Signature must be guaranteed)

          In connection with any transfer of this Note occurring prior to the date which is the earlier of (i) the date of the declaration by the Commission of the effectiveness of a registration statement under the Securities Act of 1933, as amended (the "Securities Act") covering resales of this Note (which effectiveness shall not have been suspended or terminated at the date of the transfer) and (ii) the second anniversary of the issuance of the Note (or any predecessor Note), the undersigned confirms that it has not utilized any general solicitation or general advertising in connection with the transfer:

                                  [Check one]
                                  -----------
(1)       [_]   to the Issuer, Pierce Leahy Corp. or a subsidiary thereof; or

(2)       [_]  pursuant to and in compliance with Rule 144A under the
               Securities Act of 1933, as amended; or

(3)       [_]  outside the United States to a "foreign person" in compliance with Rule 904 of Regulation S under the Securities Act of 1933, as amended; or

(4)       [_]  pursuant to the exemption from registration provided by Rule
               144 under the Securities Act of 1933, as amended; or

(5)       [_]  pursuant to an effective registration statement under the
               Securities Act of 1933, as amended; or

(6)       [_]  pursuant to another available exemption from the registration requirements of the Securities Act of 1933, as amended.

and unless the box below is checked, the undersigned confirms that such Note is not being transferred to an "affiliate" of the Issuer as defined in Rule 144 under the Securities Act of 1933, as amended (an "Affiliate"):

          [_]  The transferee is an Affiliate of the Issuer.

          Unless one of the items is checked, the Trustee will refuse to register any of the Notes evidenced by this certificate in the name of any person other than the registered Holder thereof; provided, however, that if item
                                                 --------  -------
(3), (4), or (6) is checked, the Issuer or the Trustee may require, prior to registering any such transfer of the Notes, in their sole discretion, such written legal opinions, certifications (including an investment letter in the case of box (3)) and other information as the Trustee or the Issuer has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended.

     If none of the foregoing items are checked, the Trustee or Registrar shall not be obligated to register this Note in the name of any person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Article 2 of the Indenture shall have been satisfied.

Dated:______________________


Signed:_____________________

(Sign exactly as name appears on the other side of this Note)


Signature Guarantee:______________________

               TO BE COMPLETED BY PURCHASER IF (2) ABOVE IS CHECKED


          The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Issuer as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:________________   ______________________________________________
                         NOTICE: To be executed by an executive officer

                       OPTION OF HOLDER TO ELECT PURCHASE

          If you want to elect to have all or any part of this Note purchased by the Issuer pursuant to Section 4.10 or Section 4.19 of the Indenture, check the appropriate box:

      [_]    Section 4.10        [_]   Section 4.19

          If you want to have only part of the Note purchased by the Issuer pursuant to Section 4.10 or Section 4.19 of the Indenture, state the amount you elect to have purchased:


$___________________
(multiple of $1,000)

Date:_______________


               Your Signature:________________________________________________
                              (Sign exactly as your name appears on the face of this Note)



--------------------
Signature Guaranteed